Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2025

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
Assets:
Cash and cash equivalents	$793,020	$432,151	$530,865	$400,059	$546,363
Investment securities, net of allowance for credit losses	615,663	595,626	478,064	557,459	664,294
Loans held for sale	41,265	32,387	34,407	41,904	100,060
Loans	5,289,793	5,439,466	5,296,917	5,264,270	5,224,292
Allowance for credit losses	(106,303)	(91,978)	(82,158)	(80,687)	(108,702)
Loans, net	5,183,490	5,347,488	5,214,759	5,183,583	5,115,590
Federal Home Loan Bank stock, at cost	26,748	24,478	23,981	23,840	43,729
Premises and equipment, net	31,996	32,309	33,007	33,224	33,557
Right-of-use assets	35,857	36,182	35,897	31,720	33,210
Goodwill	40,516	40,516	40,516	40,516	40,516
Other real estate owned ("OREO")	1,107	1,160	1,212	1,265	1,486
Bank owned life insurance ("BOLI")	107,918	107,125	106,288	105,462	104,670
Other assets and accrued interest receivable	197,975	197,245	193,474	197,542	192,117
Total assets	$7,075,555	$6,846,667	$6,692,470	$6,616,574	$6,875,592

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,375,234	$1,207,764	$1,260,086	$1,279,390	$1,359,516
Interest-bearing	4,030,658	4,002,782	3,841,610	3,789,657	4,061,133
Total deposits	5,405,892	5,210,546	5,101,696	5,069,047	5,420,649

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	89,718	103,318	79,383	72,598	84,522
Operating lease liabilities	36,831	37,121	36,797	32,602	34,076
Federal Home Loan Bank advances	370,000	395,000	370,000	370,000	270,000
Other liabilities and accrued interest payable	139,025	108,653	124,889	116,904	130,762
Total liabilities	6,041,466	5,854,638	5,712,765	5,661,151	5,940,009

Stockholders' equity	1,034,089	992,029	979,705	955,423	935,583
Total liabilities and stockholders' equity	$7,075,555	$6,846,667	$6,692,470	$6,616,574	$6,875,592

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Mar. 31, 2025	Mar. 31, 2024
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$516,785	$583,672	$457,797	$393,095	$454,426	$516,785	$454,426
Investment securities, including FHLB stock	619,525	594,567	593,449	670,114	732,678	619,525	732,678
Loans, including loans held for sale	5,497,968	5,313,234	5,261,173	5,262,719	5,454,344	5,497,968	5,454,344
Total interest-earning assets	6,634,278	6,491,473	6,312,419	6,325,928	6,641,448	6,634,278	6,641,448

Allowance for credit losses	(102,271)	(82,301)	(81,567)	(108,194)	(96,446)	(102,271)	(96,446)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	389,994	93,927	82,969	102,712	280,618	389,994	280,618
Premises and equipment, net	32,513	32,933	33,319	33,452	33,889	32,513	33,889
Bank owned life insurance	107,599	106,814	105,974	105,128	104,305	107,599	104,305
Other assets	273,643	257,780	258,704	247,858	255,758	273,643	255,758

Total assets	$7,335,756	$6,900,626	$6,711,818	$6,706,884	$7,219,572	$7,335,756	$7,219,572

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$4,041,991	$3,921,291	$3,820,078	$3,848,238	$4,004,846	$4,041,991	$4,004,846
SSUARs and other short-term borrowings	108,760	142,007	73,660	88,326	102,592	108,760	102,592
Federal Home Loan Bank advances	520,778	370,780	387,989	305,604	536,209	520,778	536,209
Total interest-bearing liabilities	4,671,529	4,434,078	4,281,727	4,242,168	4,643,647	4,671,529	4,643,647

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,491,084	1,328,885	1,313,207	1,366,862	1,490,048	1,491,084	1,490,048
Other liabilities	150,299	140,228	140,761	144,108	152,835	150,299	152,835
Stockholders' equity	1,022,844	997,435	976,123	953,746	933,042	1,022,844	933,042

Total liabilities and stockholders’ equity	$7,335,756	$6,900,626	$6,711,818	$6,706,884	$7,219,572	$7,335,756	$7,219,572

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended March 31, 2025			Three Months Ended March 31, 2024
	Average		Average	Average		Average	$ Change (8)
(dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Q1 to Q1

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$516,785	$5,670	4.45%	$454,426	$6,289	5.57%	$62,359
Investment securities, including FHLB stock (a)	619,525	5,311	3.48	732,678	5,436	2.98	(113,153)
TRS Refund Advance loans (b)	276,877	33,290	48.76	287,806	34,652	48.42	(10,929)
RCS LOC products (b)	45,514	12,237	109.04	41,339	11,372	110.64	4,175
Other RPG loans (c) (f)	141,130	2,004	5.76	149,818	3,295	8.85	(8,688)
Outstanding Warehouse lines of credit (d) (f)	458,657	7,991	7.07	340,433	6,753	7.98	118,224
All other Core Bank loans (e) (f)	4,575,790	63,335	5.61	4,634,948	62,835	5.45	(59,158)

Total interest-earning assets	6,634,278	129,838	7.94	6,641,448	130,632	7.91	(7,170)

Allowance for credit losses	(102,271)			(96,446)			(5,825)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	389,994			280,618			109,376
Premises and equipment, net	32,513			33,889			(1,376)
Bank owned life insurance	107,599			104,305			3,294
Other assets (a)	273,643			255,758			17,885
Total assets	$7,335,756			$7,219,572			$116,184

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,736,500	$2,667	0.62%	$1,833,566	$5,729	1.26%	$(97,066)
Money market accounts	1,348,717	9,475	2.85	1,066,046	8,807	3.32	282,671
Time deposits	413,082	3,972	3.90	373,240	3,581	3.86	39,842
Reciprocal money market and time deposits	296,373	2,478	3.39	310,898	3,232	4.18	(14,525)
Brokered deposits	247,319	2,786	4.57	421,096	5,647	5.39	(173,777)

Total interest-bearing deposits	4,041,991	21,378	2.14	4,004,846	26,996	2.71	37,145

SSUARs and other short-term borrowings	108,760	137	0.51	102,592	130	0.51	6,168
Federal Home Loan Bank advances and other long-term borrowings	520,778	5,635	4.39	536,209	6,587	4.94	(15,431)

Total interest-bearing liabilities	4,671,529	27,150	2.36	4,643,647	33,713	2.92	27,882

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,491,084			1,490,048			1,036
Other liabilities	150,299			152,835			(2,536)
Stockholders’ equity	1,022,844			933,042			89,802
Total liabilities and stockholders’ equity	$7,335,756			$7,219,572			$116,184

Net interest income		$102,688			$96,919		5,769

Net interest spread			5.58%			4.99%	0.59%

Net interest margin			6.28%			5.87%	0.41%

(a)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(b)	Interest income for Refund Advances and RCS line-of-credit products is composed entirely of loan fees.
(c)	Interest income includes loan fees of $384,000 and $1.2 million for the three months ended March 31, 2025 and 2024.
(d)	Interest income includes loan fees of $310,000 and $263,000 for the three months ended March 31, 2025 and 2024.
(e)	Interest income includes loan fees of $1.3 million and $1.4 million for the three months ended March 31, 2025 and 2024.
(f)	Average balances for loans include the principal balance of nonaccrual loans and loans held for sale, and are inclusive of all loan premiums, discounts, fees and costs.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Mar. 31, 2025	Mar. 31, 2024

Total interest income (1)	$129,838	$103,108	$101,546	$97,700	$130,632	$129,838	$130,632
Total interest expense	27,150	27,714	30,241	29,164	33,713	27,150	33,713
Net interest income	102,688	75,394	71,305	68,536	96,919	102,688	96,919

Provision (2)	17,672	12,951	5,660	5,143	30,622	17,672	30,622

Noninterest income:
Service charges on deposit accounts	3,460	3,654	3,693	3,526	3,313	3,460	3,313
Net refund transfer fees	13,893	143	582	3,811	10,820	13,893	10,820
Mortgage banking income (3)	1,821	1,454	2,062	1,612	310	1,821	310
Interchange fee income	3,077	3,173	3,286	3,351	3,157	3,077	3,157
Program fees (3)	3,822	4,279	4,962	4,398	4,179	3,822	4,179
Increase in cash surrender value of BOLI	793	836	826	792	754	793	754
Net losses on OREO	(53)	(52)	(53)	(48)	(53)	(53)	(53)
Gain on sale of Visa Class B-1 Shares	4,090	—	—	—	—	4,090	—
Other	2,251	631	1,455	904	893	2,251	893
Total noninterest income	33,154	14,118	16,813	18,346	23,373	33,154	23,373

Noninterest expense:
Salaries and employee benefits	31,069	30,999	28,792	29,143	29,716	31,069	29,716
Technology, equipment, and communication	8,643	8,316	7,544	7,340	7,490	8,643	7,490
Occupancy	3,564	3,401	3,224	3,409	3,822	3,564	3,822
Marketing and development	1,387	2,827	1,983	2,705	1,924	1,387	1,924
FDIC insurance expense	819	728	764	748	772	819	772
Interchange related expense	1,636	1,595	1,540	1,412	1,298	1,636	1,298
Legal and professional fees	1,118	794	870	770	1,055	1,118	1,055
Core conversion & contract consulting fees	5,714	—	—	—	—	5,714	—
Merger expense	—	—	—	—	41	—	41
Other (2)	4,258	4,851	3,892	4,107	4,853	4,258	4,853
Total noninterest expense	58,208	53,511	48,609	49,634	50,971	58,208	50,971

Income before income tax expense	59,962	23,050	33,849	32,105	38,699	59,962	38,699
Income tax expense	12,694	4,034	7,306	6,899	8,093	12,694	8,093

Net income	$47,268	$19,016	$26,543	$25,206	$30,606	$47,268	$30,606

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Mar. 31, 2025	Mar. 31, 2024
Per Share Data:

Basic weighted average shares outstanding	19,711	19,672	19,654	19,633	19,607	19,711	19,607
Diluted weighted average shares outstanding	19,797	19,778	19,735	19,714	19,694	19,797	19,694

Period-end shares outstanding:
Class A Common Stock	17,368	17,298	17,293	17,275	17,260	17,368	17,260
Class B Common Stock	2,150	2,150	2,150	2,150	2,151	2,150	2,151

Book value per share (4)	$52.98	$51.01	$50.39	$49.19	$48.20	$52.98	$48.20
Tangible book value per share (4)	50.46	48.47	47.84	46.62	45.63	50.46	45.63

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$2.43	$0.99	$1.37	$1.31	$1.59	$2.43	$1.59
Basic EPS - Class B Common Stock	2.21	0.89	1.25	1.18	1.44	2.21	1.44
Diluted EPS - Class A Common Stock	2.42	0.98	1.37	1.30	1.58	2.42	1.58
Diluted EPS - Class B Common Stock	2.20	0.89	1.24	1.18	1.43	2.20	1.43

Cash dividends declared per Common share:
Class A Common Stock	$0.451	$0.407	$0.407	$0.407	$0.407	$0.451	$0.407
Class B Common Stock	0.410	0.370	0.370	0.370	0.370	0.410	0.370

Performance Ratios:

Return on average assets	2.61%	1.10%	1.58%	1.50%	1.70%	2.61%	1.70%
Return on average equity	18.74	7.63	10.88	10.57	13.12	18.74	13.12
Efficiency ratio (5)	40.3	59.8	55.2	57.1	42.3	40.3	42.3
Yield on average interest-earning assets (1)	7.94	6.32	6.40	6.21	7.91	7.94	7.91
Cost of average interest-bearing liabilities	2.36	2.49	2.81	2.77	2.92	2.36	2.92
Cost of average deposits (6)	1.57	1.79	2.01	1.98	1.97	1.57	1.97
Net interest spread (1)	5.58	3.83	3.59	3.44	4.99	5.58	4.99
Net interest margin - Total Company (1)	6.28	4.62	4.49	4.36	5.87	6.28	5.87
Net interest margin - Core Bank	3.70	3.64	3.53	3.46	3.30	3.70	3.30

Other Information:

End of period FTEs (7) - Total Company	981	989	992	999	1,011	981	1,011
End of period FTEs - Core Bank	923	933	935	943	952	923	952
Number of full-service banking centers	47	47	47	47	47	47	47

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$1,025,461	$1,032,459	$1,046,385	$1,058,139	$1,064,071
Nonowner occupied	311,955	318,096	326,273	331,954	342,481
Commercial real estate:	1,806,760	1,813,177	1,813,303	1,821,798	1,800,801
Construction & land development	238,562	244,121	247,730	239,615	237,998
Commercial & industrial	482,955	460,245	437,911	452,815	453,971
Lease financing receivables	93,159	93,304	89,653	88,529	88,272
Aircraft	219,292	226,179	235,327	240,275	246,060
Home equity	365,631	353,441	341,204	325,086	309,083
Consumer:
Credit cards	11,136	16,464	16,762	16,547	16,858
Overdrafts	779	982	827	746	629
Automobile loans	1,031	1,156	1,340	1,599	2,054
Other consumer	9,638	9,555	10,181	12,064	11,372
Total Traditional Banking	4,566,359	4,569,179	4,566,896	4,589,167	4,573,650
Warehouse lines of credit	569,502	550,760	595,163	549,011	463,249
Total Core Banking	5,135,861	5,119,939	5,162,059	5,138,178	5,036,899

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	30,344	138,614	—	—	52,101
Other TRS commercial & industrial loans	5,841	52,180	302	92	5,396
Republic Credit Solutions	117,747	128,733	134,556	126,000	129,896
Total Republic Processing Group	153,932	319,527	134,858	126,092	187,393

Total loans - Total Company	$5,289,793	$5,439,466	$5,296,917	$5,264,270	$5,224,292

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$58,851	$59,756	$59,549	$59,865	$59,176
Warehouse Lending	1,421	1,374	1,486	1,370	1,156
Total Core Banking	60,272	61,130	61,035	61,235	60,332

Tax Refund Solutions	25,981	9,861	1	—	30,069
Republic Credit Solutions	20,050	20,987	21,122	19,452	18,301
Total Republic Processing Group	46,031	30,848	21,123	19,452	48,370

Total Allowance - Total Company	$106,303	$91,978	$82,158	$80,687	$108,702

Allowance to Total Loans

Traditional Banking	1.29%	1.31%	1.30%	1.30%	1.29%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.17	1.19	1.18	1.19	1.20

Tax Refund Solutions	71.80	5.17	0.33	—	52.30
Republic Credit Solutions	17.03	16.30	15.70	15.44	14.09
Total Republic Processing Group	29.90	9.65	15.66	15.43	25.81

Total Company	2.01	1.69	1.55	1.53	2.08

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Mar. 31, 2025	Mar. 31, 2024
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$22,730	$22,619	$19,381	$19,910	$19,258	$22,730	$19,258
Loans past due 90-days-or-more and still on accrual	120	141	164	631	2,116	120	2,116
Total nonperforming loans	22,850	22,760	19,545	20,541	21,374	22,850	21,374
OREO	1,107	1,160	1,212	1,265	1,486	1,107	1,486
Total nonperforming assets	$23,957	$23,920	$20,757	$21,806	$22,860	$23,957	$22,860

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$22,730	$22,619	$19,381	$19,910	$19,258	$22,730	$19,258
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—
Total nonperforming loans	22,730	22,619	19,381	19,910	19,258	22,730	19,258
OREO	1,107	1,160	1,212	1,265	1,486	1,107	1,486
Total nonperforming assets	$23,837	$23,779	$20,593	$21,175	$20,744	$23,837	$20,744

Delinquent Loans:
Delinquent loans - Core Bank	$9,031	$10,185	$10,048	$9,313	$7,796	$9,031	$7,796
RPG	8,282	10,304	10,902	9,970	13,616	8,282	13,616
Total delinquent loans - Total Company	$17,313	$20,489	$20,950	$19,283	$21,412	$17,313	$21,412

NCOs (Recoveries) by Segment:
Traditional Bank	$136	$277	$1,804	$232	$180	$136	$180
Warehouse Lending loans	—	—	—	—	—	—	—
Core Bank loans	136	277	1,804	232	180	136	180
Tax Refund Solutions	(693)	(2,159)	(2,311)	28,887	(305)	(693)	(305)
Republic Credit Solutions	3,904	5,018	4,695	4,045	4,175	3,904	4,175
RPG	3,211	2,859	2,384	32,932	3,870	3,211	3,870
Total NCOs (recoveries) - Total Company	$3,347	$3,136	$4,188	$33,164	$4,050	$3,347	$4,050

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.43%	0.42%	0.37%	0.39%	0.41%	0.43%	0.41%
Nonperforming assets to total loans (including OREO)	0.45	0.44	0.39	0.41	0.44	0.45	0.44
Nonperforming assets to total assets	0.34	0.35	0.31	0.33	0.33	0.34	0.33
Allowance for credit losses to total loans	2.01	1.69	1.55	1.53	2.08	2.01	2.08
Allowance for credit losses to nonperforming loans	465	404	420	393	509	465	509
Delinquent loans to total loans (9)	0.33	0.38	0.40	0.37	0.41	0.33	0.41
NCOs (recoveries) to average loans (annualized)	0.24	0.24	0.32	2.52	0.30	0.25	0.30

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.44%	0.44%	0.38%	0.39%	0.38%	0.44%	0.38%
Nonperforming assets to total loans (including OREO)	0.46	0.46	0.40	0.41	0.41	0.46	0.41
Nonperforming assets to total assets	0.37	0.39	0.33	0.35	0.33	0.37	0.33
Allowance for credit losses to total loans	1.17	1.19	1.18	1.19	1.20	1.17	1.20
Allowance for credit losses to nonperforming loans	265	270	315	308	313	265	313
Delinquent loans to total loans	0.18	0.20	0.19	0.18	0.15	0.18	0.15
Annualized NCOs (recoveries) to average loans	0.01	0.02	0.14	0.02	0.01	0.01	0.01

TRS Refund Advances ("RAs and ERAs")

RAs and ERAs originated	$662,556	$138,614	$—	$—	$771,091	$662,556	$771,091
Net (credit) charge to the Provision for RAs and ERAs	15,335	7,637	(2,311)	(1,158)	25,718	15,335	25,718
RAs and ERAs NCOs (recoveries)	(691)	(2,156)	(2,311)	28,764	(275)	(691)	(275)

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2025 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of March 31, 2025, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Tax Refund Solutions (“TRS”), Republic Payment Solutions (“RPS”), and Republic Credit Solutions (“RCS”). Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking

Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.

Net interest income

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Net interest income

Republic Processing Group:

Tax Refund Solutions

TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Net interest income and Net refund transfer fees

Republic Payment Solutions	RPS offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Net interest income and Program fees

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Net interest income and Program fees

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2024 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2025 (continued)

Segment information for the quarters and years ended March 31, 2025 and 2024 follows:

	Three Months Ended March 31, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$53,321	$3,028	$56,349	$29,812	$3,994	$12,533	$46,339	$102,688

Provision for expected credit loss expense	(769)	47	(722)	15,427	—	2,967	18,394	17,672

Net refund transfer fees	—	—	—	13,893	—	—	13,893	13,893
Mortgage banking income	1,821	—	1,821	—	—	—	—	1,821
Program fees	—	—	—	—	767	3,055	3,822	3,822
Gain on sale of Visa Class B-1 Shares	4,090	—	4,090	—	—	—	—	4,090
Other noninterest income	9,453	20	9,473	54	—	1	55	9,528
Total noninterest income	15,364	20	15,384	13,947	767	3,056	17,770	33,154

Total noninterest expense	49,906	872	50,778	3,223	1,060	3,147	7,430	58,208

Income (loss) before income tax expense	19,548	2,129	21,677	25,109	3,701	9,475	38,285	59,962
Income tax expense (benefit)	3,836	480	4,316	5,498	806	2,074	8,378	12,694

Net income (loss)	$15,712	$1,649	$17,361	$19,611	$2,895	$7,401	$29,907	$47,268

Period-end assets	$5,797,416	$569,862	$6,367,278	$192,037	$386,362	$129,878	$708,277	$7,075,555

Net interest margin	3.79%	2.68%	3.70%	NM	4.55%	NM	NM	6.28%

Net-revenue concentration*	51%	2%	53%	32%	4%	11%	47%	100%

	Three Months Ended March 31, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$48,259	$2,257	$50,516	$30,910	$3,508	$11,985	$46,403	$96,919

Provision for expected credit loss expense	358	309	667	25,774	—	4,181	29,955	30,622

Net refund transfer fees	—	—	—	10,820	—	—	10,820	10,820
Mortgage banking income	310	—	310	—	—	—	—	310
Program fees	—	—	—	—	773	3,406	4,179	4,179
Other noninterest income	7,986	13	7,999	63	1	1	65	8,064
Total noninterest income	8,296	13	8,309	10,883	774	3,407	15,064	23,373

Total noninterest expense	41,394	878	42,272	4,512	954	3,233	8,699	50,971

Income before income tax expense	14,803	1,083	15,886	11,507	3,328	7,978	22,813	38,699
Income tax expense	2,520	244	2,764	2,714	761	1,854	5,329	8,093

Net income	$12,283	$839	$13,122	$8,793	$2,567	$6,124	$17,484	$30,606

Period-end assets	$5,766,166	$463,664	$6,229,830	$106,401	$406,847	$132,514	$645,762	$6,875,592

Net interest margin	3.33%	2.67%	3.30%	NM	5.11%	NM	NM	5.87%

Net-revenue concentration*	46%	2%	48%	35%	4%	13%	52%	100%

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First quarter 2025 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Three Months Ended
(dollars in thousands)	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Mar. 31, 2025	Mar. 31, 2024

Traditional Banking	$1,291	$1,161	$1,518	$1,281	$1,366	$1,291	$1,366
Warehouse Lending	310	308	392	322	263	310	263
Total Core Bank	1,601	1,469	1,910	1,603	1,629	1,601	1,629
TRS	33,675	2,605	42	756	35,871	33,675	35,871
RCS	12,237	12,569	12,935	11,272	11,372	12,237	11,372
Total RPG	45,912	15,174	12,977	12,028	47,243	45,912	47,243

Total loan fees - Total Company	$47,513	$16,643	$14,887	$13,631	$48,872	$47,513	$48,872

(2)	Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)	In the ordinary course of business, the Bank originates mortgage loans with the intent to sell and consumer loans. Mortgage loans originated with the intent to sell are primarily originated and sold into the secondary market through the Bank’s Traditional Banking segment, while consumer loans originated with the intent to sell are originated and sold through the RCS segment. During the first quarter of 2025, the Bank’s Traditional Banking segment entered into an agreement to sell $5.0 million of consumer credit cards. As a result, these loans were transferred from held for investment to held for sale. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income. In the ordinary course of business, gains on sale of consumer loans are recorded as a component of Program Fees through the RCS segment but any future gains or losses on the sale of the $5.0 million of consumer credit cards will be recorded as a component of Other noninterest income through the Bank’s Traditional Banking segment.

	As of and for the Three Months Ended					As of and for the Three Months Ended
(dollars in thousands)	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Mar. 31, 2025	Mar. 31, 2024

Mortgage Loans Held for Sale

Balance, beginning of period	$8,312	$8,526	$9,703	$80,884	$3,227	$8,312	$3,227
Originations	41,233	50,065	57,142	52,706	27,046	41,233	27,046
Transferred from held for investment to held for sale	—	—	—	(1,291)	69,464	—	69,464
Proceeds from sales	(41,816)	(51,724)	(59,732)	(123,693)	(18,773)	(41,816)	(18,773)
Fair value adjustment for correspondent loans reclassified to held for sale	—	—	—	—	(997)	—	(997)
Net gain on sale	1,411	1,445	1,413	1,097	917	1,411	917
Balance, end of period	$9,140	$8,312	$8,526	$9,703	$80,884	$9,140	$80,884

Consumer Loans Held for Sale

Balance, beginning of period	$24,075	$25,881	$32,201	$19,176	$24,008	$24,075	$24,008
Originations	266,651	290,881	350,413	402,141	188,347	266,651	188,347
Transferred from held for investment to held for sale	4,977	—	—	—	—	4,977	—
Proceeds from sales	(266,633)	(296,163)	(360,910)	(392,755)	(196,584)	(266,633)	(196,584)
Net gain on sale	3,055	3,476	4,177	3,639	3,405	3,055	3,405
Balance, end of period	$32,125	$24,075	$25,881	$32,201	$19,176	$32,125	$19,176

(4)	The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024

Total stockholders' equity - GAAP (a)	$1,034,089	$992,029	$979,705	$955,423	$935,583
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,875	6,975	7,052	7,030	7,102
Less: Core deposit intangible	1,841	1,957	2,072	2,187	2,302
Tangible stockholders' equity - Non-GAAP (c)	$984,857	$942,581	$930,065	$905,690	$885,663

Total assets - GAAP (b)	$7,075,555	$6,846,667	$6,692,470	$6,616,574	$6,875,592
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,875	6,975	7,052	7,030	7,102
Less: Core deposit intangible	1,841	1,957	2,072	2,187	2,302
Tangible assets - Non-GAAP (d)	$7,026,323	$6,797,219	$6,642,830	$6,566,841	$6,825,672

Total stockholders' equity to total assets - GAAP (a/b)	14.61%	14.49%	14.64%	14.44%	13.61%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	14.02%	13.87%	14.00%	13.79%	12.98%

Number of shares outstanding (e)	19,518	19,448	19,443	19,425	19,411

Book value per share - GAAP (a/e)	$52.98	$51.01	$50.39	$49.19	$48.20
Tangible book value per share - Non-GAAP (c/e)	50.46	48.47	47.84	46.62	45.63

(5)	The efficiency ratio equals total noninterest expense divided by the sum of net interest income and noninterest income. The adjusted efficiency ratio, a non-GAAP measure with no GAAP comparable, excludes material nonrecurring revenues and expenses related to the CBank merger, the gain on the sale of Visa Class B-1 shares, the expenses related to the Bank’s planned core system conversion, as well as insurance proceeds related to a previous charge-off from the third quarter of 2024.

	Three Months Ended					Three Months Ended
(dollars in thousands)	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Mar. 31, 2025	Mar. 31, 2024

Net interest income - GAAP (a)	$102,688	$75,394	$71,305	$68,536	$96,919	$102,688	$96,919
Noninterest income - GAAP (b)	33,154	14,118	16,813	18,346	23,373	33,154	23,373
Total net revenue - GAAP (c)	$135,842	$89,512	$88,118	$86,882	$120,292	$135,842	$120,292
Less: Gain on sale of Visa Class B-1 shares	4,090	—	—	—	—	4,090	—
Less: Insurance proceeds	1,571	—	—	—	—	1,571	—
Total adjusted income - Non-GAAP (e)	$130,181	$89,512	$88,118	$86,882	$120,292	$130,181	$120,292

Noninterest expense - GAAP (d)	$58,208	$53,511	$48,609	$49,634	$50,971	$58,208	$50,971
Less: Expenses related to CBank acquisition	—	—	—	—	41	—	41
Less: Core conversion & contract consulting fees	5,714	—	—	—	—	5,714	—
Adjusted noninterest expense - Non-GAAP (f)	$52,494	$53,511	$48,609	$49,634	$50,930	$52,494	$50,930

Efficiency Ratio - GAAP-derived (d/c)	42.8%	59.8%	55.2%	57.1%	42.4%	42.8%	42.4%
Adjusted Efficiency Ratio - Non-GAAP (f/e)	40.3%	59.8%	55.2%	57.1%	42.3%	40.3%	42.3%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)	Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M (three months), 6M to 6M (six months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9)	The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of March 31, 2025, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2025 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628